UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2022

BLACKSTAR ENTERPRISE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55730	27-1120628
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4450 Arapahoe Ave., Suite 100

Boulder, CO 80303

(Address of Principal Executive Offices)

(303) 500-3210

(Registrant's Telephone Number, Including Area Code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Amendment and Abatement for Convertible Promissory Notes:

On April 27, 2022, BlackStar Enterprise Group, Inc. (the “Company” or “we”), SE Holdings, LLC (“Holder 2”), and Adar Alef, LLC (“Holder 2”) entered into an Amendment and Abatement Agreement for $50,000 (the “Agreement,” Exhibit 10.1). Payment for the Agreement was made to Holder 2 on April 28, 2022.

The Company executed a Convertible Promissory Note of the Company with Holder 1, in the principal amount of $220,000 (“Note 1”) on January 28, 2021, upon the terms and subject to the limitations and conditions set forth in such Note. Details of and a copy of Note 1 can be found in the Current Report on Form 8-K filed February 4, 2021. The Company executed a Convertible Promissory Note of the Company with Holder 2, in the principal amount of $473,500 (“Note 2”) on April 29, 2021, upon the terms and subject to the limitations and conditions set forth in such Note. Details of and a copy of Note 2 can be found in the Quarterly Report on Form 10-Q filed May 17, 2021. Under the terms of the Agreement, Holder 1 and Holder 2 collectively agreed to abate the conversion features under the Notes for a period of forty-five (45) days from April 15, 2022, with the ability to convert the remaining balances of the Notes to common stock resuming no sooner than May 30, 2022. The abatement may be extended for an additional thirty (30) days (until June 30, 2022) if the Company pays an additional $25,000 to Holder 2 on or before May 30, 2022. The Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Amendment and Abatement Agreement for Convertible Promissory Notes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLACKSTAR ENTERPRISE GROUP, INC.

By: /s/ Joseph Kurczodyna

____________________________________________

      Joseph Kurczodyna, Chief Financial Officer

Date: May 2, 2022